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                                                         SEC File Nos.002-86082
                                                                      811-03833



                          MAINSTAY VP SERIES FUND, INC.


              Supplement dated July 28, 2005 ("Supplement") to the
                          Prospectus dated May 1, 2005


     This Supplement updates certain information contained in the Prospectus ("Prospectus") for MainStay VP Series Fund, Inc. ("Fund"). You may obtain copies of the Fund's Prospectus and Statement of Additional Information free of charge, upon request, by calling toll free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

1.   MainStay VP Developing Growth
     -----------------------------

Footnote One in the Section entitled "Annual Portfolio Operating Expenses" for the MainStay VP Developing Growth Portfolio is deleted and replaced with the following:

"NYLIM has voluntarily agreed to waive its Advisory Fee for the Portfolio to an annual percentage of the Fund's average daily net assets as follows: 0.60% up to $200 million, 0.55% from $200 million to $500 million, 0.525% from $500 million to $1 billion and 0.50% in excess of $1 billion. NYLIM has voluntarily agreed to waive fees and/or reimburse the Portfolio for certain expenses so that total annual fund operating expenses do not exceed 1.15% of daily net assets for Initial Class shares and 1.40% of average daily net assets for Service Class shares. These waivers and/or reimbursements may be discontinued at any time without notice."

2.   MainStay VP Bond Portfolio
     --------------------------

(a) The first two sentences of the fourth paragraph under the Section entitled, "Principal Risks" for the MainStay VP Bond Portfolio are deleted and replaced with the following sentence:

"The Portfolio may engage in securities lending."

(b) The following new paragraph is added to the end of the Section entitled, "Investment Process" for the MainStay VP Bond Portfolio:

     "The Portfolio may invest in dollar rolls. A dollar roll is a transaction in which a Portfolio sells securities from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio will maintain a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price, including accrued interest.

3.   The Fund and Its Management - The Manager
     -----------------------------------------

The following new fourth paragraph is added to the Section entitled "The Fund and Its Management - The Manager":

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                                                        SEC File Nos. 002-86082
                                                                      811-03833


"Effective July 1, 2005, pursuant to an agreement with NYLIM, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117, provides sub-administration and sub-accounting services for the Balanced, Bond, Capital Appreciation, Common Stock, Convertible, Floating Rate, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. These services include calculating daily net asset values of the Portfolios, maintaining general ledger and sub-ledger accounts for the calculation of the Portfolios' respective net asset values, and assisting NYLIM in conducting various aspects of the Portfolios' administrative operations. For providing these services to the Portfolios, IBT is compensated by NYLIM. Beginning on or about August 1, 2005, IBT will provide the other Portfolios with sub-administration and sub-accounting services.

4.   Custodian
     ---------

The paragraph under the Section entitled "CUSTODIAN" is deleted and replaced with the following:

CUSTODIAN

"Effective July 1, 2005, Investors Bank & Trust Company ("IBT"), 200 Clarendon Street, P.O. Box 9130, Boston, Massachusetts, 02117, is the Custodian for cash and securities for the Balanced, Bond, Capital Appreciation, Common Stock, Convertible, Floating Rate, Government, High Yield Corporate Bond, International Equity, Total Return and Value Portfolios. It also has subcustodial agreements for holding these Portfolios' foreign assets. The Bank of New York, 100 Church Street, New York, NY 10286, will remain the Custodian for the other Portfolios until or about August 1, 2005, when IBT will become the Custodian for these Portfolios.